Exhibit 10.2

COVE FUNDING LP SECURITY AGREEMENT

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), is entered into as of March 22, 2024 (the “Effective Date”), by and among NetBrands Corp. f/k/a Global Diversified Marketing Group Inc., a Delaware corporation (the “Borrower, Borrower Party or Borrower Parties”) and Cove Funding LP, a Delaware limited partnership (the “Secured Party”). All capitalized terms not otherwise defined herein shall the meanings ascribed to them in that certain securities purchase agreement by and between Borrower and the Secured Party of even date (the “Securities Purchase Agreement”) and Note (as defined below), as applicable.

RECITALS

WHEREAS, the Secured Party has entered into the Securities Purchase Agreement, pursuant to which the Borrower issued that certain senior secured convertible promissory note in the principal amount of up to $300,000.00 (the “Note”) to the Secured Party on March 22, 2024;

WHEREAS, the term “Secured Party” as used in this Agreement shall mean, collectively, all holders of the Note, including those persons who become holders of Note subsequent to the date hereof;

WHEREAS, this Agreement is being executed and delivered by Borrower Parties to secure the Note; and

WHEREAS, each of the Borrower Parties has received, and will receive, substantial direct and indirect benefits from the consummation of the transactions contemplated by the Transaction Documents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

1. Obligations Secured. This Agreement secures, in part, the prompt payment and performance of all obligations of Borrower Parties under the Transaction Documents, and all renewals, extensions, modifications, amendments, and/or supplements thereto, including any additional Tranches entered into between the parties following an uplisting event (as described in the Note) and written request by the Borrower (collectively, the “Secured Obligations”).

2. Grant of Security.

a. Collateral. Borrower hereby grants, pledges, and assigns for the benefit of the Secured Party, and there is hereby created in favor of the Secured Party, a security interest in and to all of Borrower’ s right, title, and interest in, to, and under all of the collateral set forth on Exhibit A hereto (collectively, the “Collateral”).

b. Voting Rights. Upon the occurrence of an Event of Default and subject to Section 1.9 of the Note (as incorporated herein mutatis mutandis), notwithstanding anything to the contrary in any Transaction Documents, in addition to any rights granted to Secured Party pursuant to the Pledge Agreement, Adler assigns to Secured Party all of the voting rights granted to Adler, directly or indirectly, pursuant to his direct or indirect ownership in common stock and preferred stock he holds of the Company.

c. Effective Date. This grant of security shall be effective as of the Effective Date.

d. Subordination. The Transaction Documents and the Secured Obligations shall not be subordinated, or junior in interest, to any other obligations of Borrower.

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e. Filings to Perfect Security. Each Borrower Party and Secured Party shall (and is hereby authorized to) file with the applicable filing office(s) such financing statements, amendments, addenda, continuations, terminations, assignments and other records (whether or not executed by Borrower) to perfect and to maintain perfected security interests in the Collateral by the Secured Party, including but not limited to promptly upon the execution of this Agreement, as applicable, (a) a Financing Statement on Form UCC-1 (the “Financing Statement’’) shall be filed with the Delaware Secretary of State and in all other applicable jurisdictions on behalf of the Secured Party with respect to the Collateral, (b) a deposit account control agreement(s) shall be filed with all applicable financial institutions, (c) patent, copyright, and other intellectual property licenses or security agreements shall be executed or filed with the applicable governmental entity, and (d) a pledge agreement, escrow agreement, stock powers, irrevocable instructions to the transfer agent, and/or such other documents as Secured Party reasonably determines necessary to perfect its security interests in any equity securities shall be executed among the parties hereto and, as applicable, delivered or filed with the applicable third parties or governmental entities. The Financing Statement and each other security agreement described herein shall designate the Secured Party as a Secured Party and Borrower Parties as the debtor, shall identify the security interest in the Collateral, and contain any other items required by law. The Secured Party shall have the right (and is hereby authorized to) to file with the applicable filing office(s) such financing statements, amendments, addenda, continuations, terminations, assignments and other records (whether or not executed by a Borrower Party) to perfect and to maintain perfected security interests in the Collateral by the Secured Party, including but not limited to a Financing Statement on Form UCC-1 with the Delaware Secretary of State and in all other applicable jurisdictions with respect to the Collateral promptly upon the execution of this Agreement.

The Financing Statement shall contain a description of collateral consistent with the description set forth herein.

3. Transfers and Other Liens. Except as set forth herein or in the Transaction Documents, neither Borrower Party shall, without the prior written consent of the Secured Party, at their sole and absolute discretion:

a. Sell, transfer, assign, or dispose of (by operation of law or otherwise), any of the Collateral outside of the ordinary course of business;

b. Create or suffer to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except the security interests created hereby;

c. Permit any of the Collateral to be levied upon under any legal process; or

d. Dilute any equity securities of the Company other than pursuant to the issuance of warrants; provided, that such dilution is limited to 10% of the total issued and outstanding Common Stock immediately prior to such issuance of warrants.

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4. Representations and Warranties. Each Borrower Party hereby represents and warrants to the Secured Party as follows: (a) to such Borrower Party’s knowledge, such Borrower Party is the owner of the applicable Collateral (or, in the case of after-acquired Collateral, at the time such Borrower Party acquires rights in the Collateral, will be the owner thereat) and that, except as expressly provided herein, no other person has (or, in the case of after-acquired Collateral, at the time such Borrower Party acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral; (b) to such Borrower Party’s knowledge, except as expressly provided herein, upon the filing of a Financing Statement with the Delaware Secretary of State, the Secured Party (or in the case of after- acquired Collateral, at the time such Borrower Party acquires rights therein, will have) will have a perfected senior security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing; (c) all Accounts Receivable (as defined in Exhibit A) are genuine and enforceable against the party obligated to pay the same; (d) such Borrower Party has full power and authority to enter into the transactions provided for in this Agreement and the Transaction Documents; (e) this Agreement and the Transaction Documents, when executed and delivered by such Borrower Party, as applicable, will constitute the legal, valid and binding obligations of such Borrower Party enforceable in accordance with their terms; (f) the execution and delivery by such Borrower Party of this Agreement and the Transaction Documents to which it is a party and the performance and consummation of the transactions contemplated hereby and thereby do not and will not violate Borrower’s Certificate of Incorporation or Bylaws or any material judgment, order, writ, decree, statute, rule or regulation applicable to Borrower, (g) there does not exist any default or violation by such Borrower Party of or under any of the terms, conditions or obligations of (i) any indenture, mortgage, deed of trust, franchise, permit, contract, agreement, or other instrument to which such Borrower Party is a party or by which such Borrower Party is bound, or (ii) any law, ordinance, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon such Borrower Party by any law, the action of any court or any governmental authority or agency; and the execution, delivery and performance of this Agreement will not result in any such default or violation; (h) there is no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand pending or, to the knowledge of such Borrower Party, threatened which adversely affects such Borrower Party’ s business or financial condition and there is no basis known to such Borrower Party for any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand which could result in the same; and (i) this Agreement and the other Transaction Documents do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained in this Agreement and the Transaction Documents not misleading.

5. Events of Default. For purposes of this Agreement, the term “Event of Default” shall mean and refer to any of the following:

a. Failure of a Borrower Party to perform or observe any covenant set forth in this Agreement or any other Transaction Document, or to perform or observe any other term, condition, covenant, warranty, agreement or other provision contained in this Agreement or any other Transaction Document;

b. Any representation or warranty made or furnished by a Borrower Party in writing in connection with this Agreement and any other Transaction Document or any statement or representation made in any certificate, report or opinion delivered pursuant to this Agreement or any other Transaction Document or in connection with this Agreement or any other Transaction Document is false, incorrect or incomplete in any material respect at the time it is furnished; or

c. Occurrence of any other Event of Default as defined in the Note.

6. Remedies. Upon the occurrence and during the continuance of an Event of Default (subject to the notice and cure provisions provided for herein, if any), Secured Party shall have the rights of a secured creditor under the Uniform Commercial Code of the applicable jurisdiction, all rights granted by the Note, this Agreement and by law, including the right to require a Borrower Party to assemble the Collateral and make it available to the Secured Party at a place to be designated by Secured Party. The rights and remedies provided in this Agreement and the other Transaction Documents are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by the Secured Party in exercising any right or remedy under this Agreement or the other Transaction Documents shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to the Secured Party under this Agreement and the other Transaction Documents or by law or in equity may be exercised by Secured Party at any time and from time to time.

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7. Further Assurances. Each Borrower Party agrees that, from time to time, at its own expense, it will:

a. Protect and defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein, and preserve and protect Secured Party’s security interest in the Collateral.

b. Promptly execute and deliver to Secured Party all instruments and documents, and take all further action necessary or desirable, as any Secured Party may reasonably request to (i) continue, perfect, or protect any security interest granted or purported to be granted hereby, and (ii) enable a Secured Party to exercise and enforce any of Secured Party’s rights and remedies hereunder with respect to any Collateral.

c. Permit a Secured Party’s representatives to inspect and make copies of all books and records relating to the Collateral, wherever such books and records are located, and to conduct an audit relating to the Collateral at any reasonable time or times.

8. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, e-mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

If to the Borrower, to:

NetBrands Corp.

Address: 4042 Austin Boulevard, Suite B

Island Park, New York 1158

Attn: Paul Adler

E-mail: Paul@gdmginc.com

with a copy (which shall not constitute notice) to:

The Crone Law Group, P.C.

420 Lexington Avenue, Suite 2446

New York, NY 10170

Attn: Eric C. Mendelson

Email: emendelson@cronelawgroup.com

If to the Secured Party:

Cove Funding LP

55 Water Street, 50th Floor New York, NY 10004

Attn: Avraham Burger

E-mail: Aburger@covefunding.com

with a copy (which shall not constitute notice) to:

Varnum LLP

999 Vanderbilt Beach Road, Suite 300

Naples, Florida 34108 Attn: Thomas W. Forster

Email: twforster@varnumlaw.com

or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

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9. Amendments and Waivers. No modification, amendment or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

10. Exclusivity and Waiver of Rights. No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

11. Invalidity. Any term or provision of this Agreement shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Agreement.

12. Headings. Headings used in this Agreement are inserted for convenience only and shall not affect the meaning of any term or provision of this Agreement.

13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

14. Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by the any of the parties without the prior written consent of the Secured Party, at their sole and absolute discretion; provided, that Secured Party shall have the right to assign this Agreement to one or more of its Affiliates at its sole discretion.

15. Survival. Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Agreement shall survive the execution hereof and shall remain in full force and effect until the Note is fully repaid and extinguished in its entirety.

16. Miscellaneous. This Agreement shall inure to the benefit of each of the parties hereto and all their respective successors and permitted assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

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18. CONSENT TO JURISDICTION. ANY ACTION BROUGHT BY EITHER PARTY AGAINST THE OTHER ARISING OUT OF OR RELATED TO THIS AGREEMENT SHALL BE COMMENCED ONLY IN THE STATE OR FEDERAL COURTS LOCATED IN THE NEW YORK, EXCEPT THAT ALL SUCH DISPUTES BETWEEN THE PARTIES SHALL BE SUBJECT TO ALTERNATIVE DISPUTE RESOLUTION THROUGH BINDING ARBITRATION AT THE HOLDER’S SOLE DISCRETION AND ELECTION (REGARDLESS OF WHICH PARTY INITIATES THE LEGAL PROCEEDINGS).

19. Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the Secured Party shall be entitled to recover from the Company all fees, costs and expenses of enforcing any of its right of under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

20. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements or understandings among the parties with respect to the subject matter hereof.

21. Savings Clause. Each Borrower Party acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against a Borrower Party, or if any of the Collateral should become the subject of any bankruptcy or insolvency proceeding, then the Secured Party should be entitled to, among other relief to which the Secured Party may be entitled to under this Agreement and any other Transaction Document, and any other agreement to which the a Borrower Party and Secured Party are parties, and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Secured Party to exercise all of its rights and remedies pursuant to this Agreement and/or any other Transaction Document and/or applicable law. EACH BORROWER PARTY EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, EACH BORROWER PARTY EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE SECURED PARTY TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE AGREEMENT AND/OR APPLICABLE LAW. Each Borrower Party hereby consents to any motion for relief from stay that may be filed by the Secured Party in any bankruptcy or insolvency proceeding initiated by or against a Borrower Party and, further, agrees not to file any opposition to any motion for relief from stay filed by the Secured Party. Each Borrower Party represents, acknowledges and agrees that this provision is a specific and material aspect of the Agreement, and that the Secured Party would not agree to the terms of the Agreement or any other Transaction Document without this waiver. Each Borrower Party further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Secured Party nor any person acting on behalf of the Secured Party has made any representations to induce this waiver, that each Borrower Party has been represented (or has had the opportunity to by represented) in the signing of this Agreement and any other Transaction Document and in the making of this waiver by independent legal counsel selected by such Borrower Party and that each Borrower Party has discussed this waiver with counsel.

22. Limitation of Liability. Borrower, and by its acceptance of this Agreement, the Secured Party, hereby confirms that it is the intention of all such persons that this Agreement and the Secured Obligations of Borrower hereunder not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act, the Uniform Voidable Transactions Act, or any other federal, state, or foreign bankruptcy, insolvency, receivership, or similar law to the extent applicable to this Agreement and the Secured Obligations of Borrower hereunder. To effectuate the foregoing intention, the Secured Party and the Borrower hereby irrevocably agree that the Secured Obligations of Borrower under this Agreement at any time shall be limited to the maximum amount as will result in the Secured Obligations of Borrower under this Agreement not constituting a fraudulent transfer or conveyance, after taking into account Borrower’s rights of contribution, indemnification, and subrogation which Borrower may have under this Agreement, any other agreement, or applicable law.

[SIGNATURE PAGE(S) FOLLOW]

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IN WITNESS WHEREOF, this Agreement has been executed as of the date first set written above.

NetBrands Corp.
f/k/a Global Diversified Marketing Group Inc.

By:	/s/ Paul Adler
Name:	Paul Adler
Title:	President & CEO

Cove Funding LP

By:
Name:	Avraham Burger
Title:	Managing Member

[Signature Page to Security Agreement]

EXHIBIT A

COLLATERAL

Each Borrower Party, as applicable, hereby grants, pledges, and assigns for the benefit of the Secured Party, and there is hereby created in favor of the Secured Party, a security interest in and to all (i) those certain assets held by Adler, as set forth below, and (ii) all of Borrower’s right, title, and interest in, to, and under all assets and all personal property of Borrower and the Borrower’s subsidiaries, each whether now or hereafter existing, or now owned or hereafter acquired, including but not limited to the following (collectively, the “Collateral”):

1. All accounts, chattel paper, contracts, contract rights, accounts receivable, tax refunds, note receivable, documents, other choses in action and general intangibles, including, but not limited to, proceeds of inventory and returned goods and proceeds from the sale of goods and services, and all rights, liens, securities, guaranties, remedies and privileges related thereto, including the right of stoppage in transit and rights and property of any kind forming the subject matter of any of the foregoing (“Accounts Receivable”);

2. All money and all time, savings, demand, certificate of deposit or other accounts in the name of Borrower and/or any subsidiary of the Borrower or in which Borrower and/or any subsidiary of the Borrower has any right, title or interest, including but not limited to all sums now or at any time hereafter on deposit, and any renewals, extensions or replacements of and all other property which may from time to time be acquired directly or indirectly using the proceeds of any of the foregoing;

3. All inventory and equipment of every type or description wherever located, including, but not limited to all raw materials, parts, containers, work in process, finished goods, goods in transit, wares, merchandise furniture, fixtures, hardware, machinery, tools, parts, supplies, automobiles, trucks, other intangible property of whatever kind and wherever located associated with the Borrower’s and/or any subsidiary of the Borrower’s business, tools and goods returned for credit, repossessed, reclaimed or otherwise reacquired by Borrower and/or any subsidiary of the Borrower;

4. All documents of title and other property from time to time received, receivable or otherwise distributed in respect of, exchange or substitution for or addition to any of the foregoing including, but not limited to, any documents of title;

5. All know-how, information, permits, patents, copyrights, goodwill, trademarks, trade names, licenses and approvals held by Borrower and/or any subsidiary of the Borrower, including all other intangible property of Borrower and/or any subsidiary of the Borrower;

6. All assets of any type or description that may at any time be assigned or delivered to or come into possession of Borrower and/or any subsidiary of the Borrower for any purpose for the account of Borrower and/or any subsidiary of the Borrower or as to which Borrower and/or any subsidiary of the Borrower may have any right, title, interest or power, and property in the possession or custody of or in transit to anyone for the account of Borrower and/or any subsidiary of the Borrower, as well as all proceeds and products thereof and accessions and annexations thereto; and

7. A first senior secured lien on all current and future assets of the Company, including those set forth above and those not explicitly set forth herein, granting the Lender a priority claim over any other claims on the assets in the event of default.

8. All of Adler’s common and All of Adler’s preferred shares in the Company, which shall be (a) placed in escrow, on terms and conditions satisfactory to Lender, (b) subject to an irrevocable transfer agent agreement for the benefit of Lender, and (c) subject to a stock power executed by Adler, each to the Lender’s sole satisfaction.

9. As described in the Agreement, the voting rights granted to the Lender cannot be diluted or reduced in any manner throughout the term of the Note.

10. All proceeds (including but not limited to insurance proceeds) and products of and accessions and annexations to any of the foregoing.